                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 2005
                                                        (January 25, 2005)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Michigan                     000-50301                42-1591104
 (State or other jurisdiction     (Commission File No.)        (IRS Employer
       of incorporation)                                    Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.


         On January 25, 2005, PSB Group, Inc. issued a news release to report its financial results for the quarter and year ended December 31, 2004. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Exhibit Number

              99.1     Press Release, dated January 25, 2005 issued by PSB
                       Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PSB GROUP, INC.


Dated: January 27, 2005            By:   /s/ Robert L. Cole
                                       ---------------------------------------
                                         Robert L. Cole
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------

    99.1         Press Release, dated January 25, 2005 issued by PSB Group, Inc.